EXHIBIT 99.2

I hereby consent to being identified as a director designee in the Registration Statement on Form S-1 of Symmetry Medical Inc., and all pre and post-effective amendments thereto.

/s/ Stephen B. Oresman
Stephen B. Oresman

Date: May 28, 2004